UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 13, 2017 (December 12, 2017)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

Effective as of December 12, 2017, the Board of Directors (the “Board”) of Third Point Reinsurance Ltd. (the “Company”) accepted the resignation of Christopher L. Collins.

Appointment of New Director

Effective as of December 12, 2017, Neil McConachie was appointed to the Board to replace Mr. Collins. Mr. McConachie will serve as a Class III director for a term expiring at the Company’s 2019 annual shareholders' meeting.

Mr. McConachie was appointed to the Board by KEP TP Holdings, L.P. and KIA TP Holdings, L.P. in their capacity as a lead investor pursuant to the rights granted under Section 40.3 of the Company’s Bye-laws. There are no transactions in which Mr. McConachie has an interest requiring disclosure under Item 404(a) of SEC Regulation S-K.

Mr. McConachie will be compensated in accordance with our Director Compensation Policy, which provides that each independent director will receive annual compensation under their Director Services Agreements of $200,000 (or $235,000, in the case of the chairman of the Audit Committee of the Board, and $250,000 in the case of the Chairman of the Compensation Committee), payable 50% in cash and 50% in restricted shares of the Company. All restricted share grants are made under our 2013 Omnibus Incentive Plan and the applicable award agreements entered into between the Company and the director, including vesting and forfeiture provisions. Mr. McConachie will also be entitled to the same indemnification rights as our other directors.

In connection with the appointment of Mr. McConachie to the Company’s Board, the Company issued a press release on December 12, 2017. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD POINT REINSURANCE LTD.

Date: December 13, 2017	/s/ Christopher S. Coleman
	Name:	Christopher S. Coleman
	Title:	Chief Financial Officer